UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2013

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fourth Avenue, Suite 2600
Seattle, WA  98154
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

     On November 22, 2013, the Federal Home Loan Bank of Seattle (the “Seattle Bank”) entered into a Stipulation and Consent to the Issuance of an Amended Consent Order dated November 22, 2013 (the "Amended Stipulation and Consent") with the Federal Housing Finance Agency (the "FHFA"), relating to the Consent Order dated November 22, 2013 (the "Amended Consent Order" and together with the Amended Stipulation and Consent, the "Amended Consent Arrangement") issued by FHFA to the Seattle Bank. The Amended Consent Arrangement amends and supersedes the Stipulation and Consent to the Issuance of a Consent Order dated October 25, 2010 with the FHFA and the Consent Order dated October 25, 2010 issued by FHFA (together, the "Original Consent Arrangement").
The Amended Consent Arrangement provides:

•	Oversight - The Board of Directors of the Seattle Bank (the "Board") will monitor the Seattle Bank's adherence to the Amended Consent Arrangement and provide related reports to FHFA as requested.

•
Asset Composition Program - The Seattle Bank must submit to FHFA, and implement once approved by the FHFA, a plan for increasing advances and other core mission assets as a proportion of the Seattle Bank’s balance sheet, satisfying any requirements the FHFA may provide.

•
Capital Adequacy and Retained Earnings - The Seattle Bank shall not resume redemptions of its capital stock without written permission of FHFA. FHFA may grant permission to the Seattle Bank either to resume redemptions generally without limit or to begin redeeming mandatorily redeemable stock in accordance with a plan approved by FHFA. In addition, the Seattle Bank shall not repurchase excess stock of members or former members without first confirming that the FHFA does not object to such action. Further, the Seattle Bank shall not declare or pay a dividend without first confirming that FHFA does not object to such action.

The Amended Consent Arrangement will remain in effect until modified, suspended, or terminated by FHFA. Any plan or policy adopted or approved under the Original Consent Arrangement will continue unless FHFA otherwise directs.
The foregoing description of the Amended Consent Arrangement is qualified in its entirety by reference to the full text of the Amended Stipulation and Consent and the Amended Consent Order, copies of which are attached as Exhibits 10.1 and 10.2 to the Current Report on Form 8-K and incorporated here in by reference.
Item 7.01.     Regulation FD Disclosure
Copies of the press release and accompanying letter to our members relating to the Amended Consent Arrangement are included as Exhibits 99.1 and 99.2 to this report. The information contained in Exhibits 99.1 and 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This Current Report contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terminology, such as, among others, “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on those terms. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual results and actions, including those relating to the Amended Consent Arrangement and the Seattle Bank’s ability to adhere to its requirements, may differ materially from those expected or implied in forward-looking statements, because of many factors (including actions outside of the control of the Seattle Bank). Such factors may include, but are not limited to, changes in general economic and market conditions (including effects on, among other things, mortgage-related securities), the Seattle Bank’s ability to meet adequate capital levels, regulatory and legislative actions, confirmations, and approvals (including those of FHFA), business and capital plan adjustments and amendments, demand for advances, changes in the Seattle Bank’s management and Board, competitive pressure from other Federal Home Loan Banks and alternative funding sources, interest-rate volatility, shifts in demand for our products and consolidated obligations, changes in projected business volumes, our ability to appropriately manage our cost of funds, the cost-effectiveness of our funding, changes in our membership profile or the withdrawal of one or more large members, hedging and asset-liability management activities, and accounting adjustments or requirements (including changes in assumptions and estimates used in our financial models). Additional factors are discussed in the Seattle Bank’s Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and subsequent Quarterly Reports on Form 10-Q, as amended, filed with the SEC. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.
Item 9.01. Finance Statements and Exhibits
(d)    Exhibits    Exhibits 10.1 and 10.2 are deemed filed.

Exhibit No.	Description
10.1	Stipulation and Consent to the Issuance of a Consent Order dated November 22, 2013, executed by the Federal Home Loan Bank of Seattle and the Federal Housing Finance Agency
10.2	Consent Order dated November 22, 2013 issued by the Federal Housing Finance Agency to the Federal Home Loan Bank of Seattle
99.1	Press Release dated November 22, 2013 issued by the Federal Home Loan Bank of Seattle regarding its Amended Consent Orders
99.2	Member News dated November 22, 2013 issued by the Federal Home Loan Bank of Seattle regarding its Amended Consent Orders

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: November 22, 2013	By: /s/ Michael L. Wilson
Michael L. Wilson President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Stipulation and Consent to the Issuance of a Consent Order dated November 22, 2013, executed by the Federal Home Loan Bank of Seattle and the Federal Housing Finance Agency
10.2	Consent Order dated November 22, 2013 issued by the Federal Housing Finance Agency to the Federal Home Loan Bank of Seattle
99.1	Press Release dated November 22, 2013 issued by the Federal Home Loan Bank of Seattle regarding its Amended Consent Orders
99.2	Member News dated November 22, 2013 issued by the Federal Home Loan Bank of Seattle regarding its Amended Consent Orders